UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K


                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 2, 2001



              ADDvantage Technologies Group, Inc.
     (Exact name of Registrant as specified in its charter)




    Oklahoma                1-10799               73-1351610

(State or other           (Commission               (I.R.S.
jurisdiction of               File                 Employer
 incorporation)             Number)             Identification
                                                     No.)


                          1605 E. Iola
                     Broken Arrow, Oklahoma
            (Address of principal executive offices)

                              74012
                           (Zip code)

                         (918) 251-9121
      (Registrant's telephone number, including area code)

ITEM 5.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 2, 2001, ADDvantage Technologies Group, Inc. (the "Registrant") entered into a Purchase and Sale Agreement with Richard S. Grasso (the "Shareholder") and NCS Industries, Inc., a Pennsylvania corporation ("NCS"), to purchase from the
Shareholder all of the issued and outstanding common stock of
NCS.  The consideration for the acquisition was negotiated
between the parties at arm's length and included: (i) $800,000 in cash , (ii) a promissory note payable to the Shareholder in the amount of $200,000, and (iii) the assumption of Shareholder's obligation under a promissory note issued to a prior owner of
NCS. As contemplated by the Purchase and Sale Agreement, the Shareholder entered into a three-year consulting agreement with
NCS.    On March 2, 2001, the Shareholder also entered into a non-
competition agreement with the Registrant and NCS.  The
Registrant financed the purchase price through borrowings under its line of credit agreement with Bank of Oklahoma. As a result of this transaction, NCS became a wholly owned subsidiary of the Registrant.

     NCS was established in 1973 as a full service repair and sales center, selling new and refurbished cable equipment and has been a leading distributor of telecommunication equipment and a solutions provider to cable operators and other related businesses since the market's infancy. The principal place of business of NCS is located in Willow Grove, Pennsylvania. The Registrant intends for NCS to continue with its existing operations.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

     None required.

     (b) Pro Forma Financial Information.

     None required.

     (c) Exhibits.

     2.1 The Sale and Purchase Agreement, dated as of March 2, 2001, by and among ADDvantage Technologies Group, Inc., NCS Industries, Inc. and Richard S. Grasso. The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any omitted schedule or exhibit listed in the Exhibit Index set forth elsewhere herein.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         ADDvantage Technologies Group, Inc.


Dated:  March 15, 2001                 By: /s/ Kenneth A. Chymiak
                                               -----------------------------
                                               Kenneth A. Chymiak, President

                          EXHIBIT INDEX


   Exhibit                       Description
   Number

    2.1 The Sale and Purchase Agreement, dated as of March 2, 2001, by and among ADDvantage Technologies Group, Inc., NCS Industries, Inc. and Richard S. Grasso

The following exhibits and schedules to the Sale and Purchase
Agreement have been omitted:

     Exhibit A - Form of Promissory Note

     Exhibit B - Form of Letter of Credit

     Exhibit C - Form of Employment Agreement

     Exhibit D - Form of Non-Competition Agreement

     Exhibit E - Form of Opinion of Seller's Legal Counsel

     Exhibit F - Form of Consulting Agreement

Schedule 2.02 - Retained Assets
Schedule 2.03 - Assumed Obligations
Schedule 4.05 - Contracts
Schedule 4.06 - Trade Names, Fictitious Names
Schedule 4.08 - Leases and Other Agreements
Schedule 4.09 - Financial Statements
Schedule 4.12 - Tax Representations
Schedule 4.13 - Litigation
Schedule 4.14 - Insurance
Schedule 4.24 - Employee Matters
Schedule 4.18 - Customers and Suppliers
Schedule 9.08 - Working Capital